SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 6, 2011

ALLEZOE MEDICAL HOLDINGS, INC. (a Delaware Corporation)

001-33090	98-0413066
(Commission File Number)	(IRS Employer Identification Number)

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431
(Registrant’s address, including zip code)

6170 Research Road, Suite 103
Frisco, Texas 75034-2787
(Registrant’s former address, if changed since last filing)

 (321)452-9091
 (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At a meeting of the Board of Directors of Registrant held on July 6, 2011, Michael Holder resigned as Chief Executive Officer of Registrant so that he could devote his full attention to the development of the Organ Transport Systems’ LifeCradle® technology.  Michael Gelmon, Chairman of the Board of Directors, was then elected to assume the position as President and CEO of Registrant.  Mr. Holder will remain as a director of Registrant and as Chairman and CEO of Organ Transport Systems, Inc., the wholly-owned subsidiary of Registrant.

As part of his appointment as CEO, Mr. Gelmon also will receive a monthly compensation of $10,000 plus a grant of 5,000,000 shares of common stock in annual installments vesting at the rate of 20 percent (1,000,000 shares) per year on July 1 of each year.  The Registrant has also relocated its principal offices from the offices of its subsidiary, Organ Transport Systems, Inc. in Frisco, Texas, to Mr. Gelmon’s offices in Boca Raton, Florida.

In addition to the appointment of Mr. Gelmon as CEO, Registrant’s Board of Directors also established committees of the Board of Directors, and appointed members of those committees, as follows:

                       Audit Committee:                                                              Michael Choo, Chair
                                        Caroline Pinell

                       Compensation Committee:                                                               Michael Choo, Chair
                            Caroline Pinell

                       Governing and Nominating Committee:                                        Caroline Pinell   (Chair)
                                                                    Michael Choo
                                                                    Hyman White

The Board of Directors also established independence standards for Committee membership, and determined that the Audit Committee and the Compensation Committee should be made up only of independent members, and that the Governance and Nominating Committee should be made up of a majority of independent members.  Based on the independence standards, a copy of which is attached to this Current Report as Exhibit 99.1, the Board determined that only Michael Choo and Caroline Pinell met the new definition of independent directors.

The Board of Directors also adopted an Audit Committee Charter to guide the Audit Committee in its responsibilities, a copy of which is attached to this Current Report as Exhibit 99.2 and adopted Guidelines for Corporate Governance, a copy of which is attached to this Current Report as Exhibit 99.3.

Item 5.05  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On July 6, 2011 at a Special Meeting of the Board of Directors, the Board reviewed the existing Code of Ethics of Registrant, adopted before the recent change of control and change in the direction of the Registrant, and determined to adopt a new Code of Ethics.  The new Code of Ethics as adopted is attached to this Current Report as Exhibit 14.  No waivers have been granted by Registrant to its former or new Code of Ethics.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit
14	Code of Ethics
99.1	Independence Standards for Directors
99.2	Audit Committee Charter
99.3	Guidelines for Corporate Governance

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allezoe Medical Holdings, Inc.

Date: July 8, 2011	By: /s/ Michael Gelmon
Name: Michael Gelmon Title: Chairman of the Board and CEO